UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 31, 2015, the Board of Directors of Cortex Pharmaceuticals, Inc. (the “Company”) determined that the Company’s condensed consolidated financial statements for the three months ended March 31, 2015 and 2014 (the “Financial Statements”) included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (the “Quarterly Report”), as filed with the U.S. Securities and Exchange Commission on May 14, 2015, may no longer be relied upon. The Board of Directors made this determination based on the Company having inadvertently omitted to record charges from a third-party vendor for services rendered during the three months ended March 31, 2015, in part as a result of the delayed receipt of information and invoicing from the vendor.

The Company has determined that an additional obligation and expense in the amount of $129,821 will need to be recorded for services rendered during the three months ended March 31, 2015. The Company expects that the correction of this matter will require an amendment to the Quarterly Report. The Company expects to restate the Financial Statements, and to complete and file such restated Financial Statements, under an amendment to its Quarterly Report, by August 7, 2015.

The Company’s principal financial and accounting officer has discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Haskell & White LLP, who have indicated that they concur with the Company’s analysis, conclusion and proposed corrective actions.

Cautionary Statement

Statements in this report that are “forward-looking statements” within the meaning of the federal securities laws, including the Company’s expectations and beliefs about its recording of revenue and the effects of any misreporting on its financial statements, are based on currently available information. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities in 2015 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks include the Company’s inability to promptly restate the affected financial statements and the risks referenced in the Company’s current Annual Report on Form 10-K or as may be described from time to time in the Company’s subsequent SEC filings; and such factors are incorporated by reference herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2015	CORTEX PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Arnold S. Lippa
Arnold S. Lippa President and Chief Executive Officer